UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 13, 2006


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                     001-14431              95-4676679
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                        91773
(Address of principal executive                                 (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                     001-12008              95-1243678
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                         91773
(Address of principal executive                                  (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7 - Regulation FD

Item 7.01.    Regulation FD Disclosure

American States Water Company announces the final decision by the California Public Utilities Commission on April 13, 2006 to approve the permanent lease of 5,000 acre feet of water rights to the City of Folsom by AWR's primary subsidiary, Golden State Water Company.

This Form 8-K and the attached exhibit are filed with the Securities and Exchange Commission.

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                  Section 9 - Financial Statement and Exhibits


Item 9.01.    Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Press Release announcing Decision Regarding Ratemaking Treatment for Revenues Resulting from the Lease of Water Rights

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